Subsequent Event	3 Months Ended	12 Months Ended
	Jun. 30, 2016	Mar. 31, 2016
Subsequent Events [Abstract]
Subsequent Event	11.) Subsequent event On July 6, 2016, the Company agreed to issue a consultant 20,000 shares in settlement of a debt owed in the amount of USD$15,000 ($19,500).

14.)	Subsequent Events

Subsequent to March 31, 2016, the Company entered into various agreements pursuant to which it has committed to issue up to 1,100,000 common shares of the Company to October 24, 2016, as compensation for services to be rendered.

On May 4, 2016 the Board approved a term loan in the amount of $40,000 for bridge financing with a relative of one of the officers of the Company. The terms of the loan are that it is to be repaid on August 28, 2016 at a 30% premium.

On May 18, 2016, 44,500 warrants were exercised at USD$0.04 ($0.52) for gross proceeds of USD$1,780 ($2,164).

On June 23, 2016, the Company agreed in conjunction with RY Capital Group, LLC and GHS Investments, LLC to assign the EPA to GHS Investments, LLC. The change made to the EPA include increasing the share purchase price per common share to 80% from 65% of the lowest closing bid for the 10 days immediately preceding the date of the draw down notice, increasing the upper limit on individual draws to USD$75,000 from USD$62,500 and including a True-Up feature whereby if the lowest volume-weighted average price (“VWAP”) for the ten trading days following a draw down (the “Trading Period”) is less than 85% of the purchase price of the common shares issued in connection with a draw down, then the Company shall issue such additional common shares as maybe necessary to adjust the purchase price for such draw down to equal the VWAP during the Trading period.

See Note 9(b) regarding expiration of warrants subsequent to March 31, 2016.